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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        --------------------------------

                               February 15, 2000
                Date of Report (Date of earliest event reported)


                     WARNER CHILCOTT PUBLIC LIMITED COMPANY
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Ireland                       005-52501                           N/A

(State or other jurisdiction   (Commission File                 (I.R.S. Employer
   of incorporation or              Number)                      Identification
     organization)                                                   Number)


                          Lincoln House, Lincoln Place
                                Dublin 2, Ireland
                           --------------------------
                    (Address of principal executive offices)


                                 353 1 662-4962
                              --------------------
                         (Registrant's telephone number,
                              including area code)
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     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 15, 2000, Warner Chilcott, Inc. ("WCI"), a wholly owned subsidiary of the Registrant, acquired three branded pharmaceutical products from Bristol-Myers Squibb Company ("BMS"). The acquired products are Estrace(R) vaginal cream, an estrogen replacement therapy product with net sales of $22.3 million for the twelve months ended September 30, 1999, and Ovcon(R)35 and Ovcon(R)50, two oral contraceptives with net sales of $29.1 million for the twelve months ended September 30, 1999. The purchase price of $180 million was financed through an offering of $200 million aggregate principal amount of debt securities issued by WCI pursuant to Rule 144A under the Securities Act of 1933, and guaranteed by the Registrant.

     In connection with the acquisition of the branded pharmaceutical products from BMS, WCI entered into transitional support and supply agreements with BMS, under which BMS will supply WCI with its requirements for Estrace(R) cream, Ovcon(R)35 and Ovcon(R)50 for a period of at least ten years.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements on Business Acquired.

          The financial statements required to be filed pursuant to Item 7(a)(1) are not included with this report. In accordance with Item 7(a)(4), the Registrant will file such statements by amendment to this Form 8-K no later than May 1, 2000.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required to be filed pursuant to
Item 7(b) is not included with this report. In accordance with Item 7(b)(2), the Registrant will file such financial information by amendment to this Form 8-K no later than May 1, 2000.

     (c)  Exhibits.

          The following exhibits are filed pursuant to Item 601 of Regulation
S-K:


Exhibit
Number                          Description

10.1* Asset Purchase Agreement dated as of January 26, 2000, between Bristol-Myers Squibb Company and Warner Chilcott, Inc.

10.2* Estrace Transitional Support and Supply Agreement dated as of January 26, 2000, between Westwood-Squibb Pharmaceuticals, Inc. and Warner Chilcott, Inc.

10.3* Ovcon Transitional Support and Supply Agreement dated as of January 26, 2000, between Bristol-Myers Squibb Laboratories Company and Warner Chilcott, Inc.

99.1     Press release of Warner Chilcott, plc dated February 14, 2000.

99.2     Press release of Warner Chilcott, plc dated February 16, 2000.

* Confidential material has been omitted from this exhibit and will be filed separately with the SEC pursuant to a request for confidential treatment.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY


Date: February 28, 2000       By:  /s/  Paul S. Herendeen
                                   --------------------------------------------
                                   Paul S. Herendeen
                                   Senior Vice President and Chief Financial
                                   Officer
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                                EXHIBIT INDEX
                                -------------


Exhibit
Number                          Description

10.1* Asset Purchase Agreement dated as of January 26, 2000, between Bristol-Myers Squibb Company and Warner Chilcott, Inc.*

10.2* Estrace Transitional Support and Supply Agreement dated as of January 26, 2000, between Westwood-Squibb Pharmaceuticals, Inc. and Warner Chilcott, Inc.*

10.3* Ovcon Transitional Support and Supply Agreement dated as of January 26, 2000, between Bristol-Myers Squibb Laboratories Company and Warner Chilcott, Inc.*

99.1     Press release of Warner Chilcott, plc dated February 14, 2000.

99.2     Press release of Warner Chilcott, plc dated February 16, 2000.

* Confidential material has been omitted from this exhibit and will be filed separately with the SEC pursuant to a request for confidential treatment.